Exhibit 99.1


                              LETTER OF TRANSMITTAL

                                 EXCHANGE OFFER
              (PURSUANT TO THE PROSPECTUS DATED ____________, 2000)
                   13% First Mortgage Notes due 2005, Series B
                               for all outstanding
                   13% First Mortgage Notes due 2005, Series A

                                       OF

                    WINDSOR WOODMONT BLACK HAWK RESORT CORP.

          THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN TIME,ON ________________2000, UNLESS EXTENDED (THE "EXPIRATION DATE").

                  The Exchange Agent for the Exchange Offer is:

                                  SunTrust Bank

                         By Registered or Certified Mail
                                       or
                          By Hand or Overnight Courier:
                                  SunTrust Bank
                           Corporate Trust Department
                       225 East Robinson Street, Suite 250
                             Orlando, Florida 32801

                   To Confirm by Telephone or for Information:
                                 (407) 237-4085
                            Attn: Deborah L. Moreyra

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

     The undersigned hereby acknowledges receipt of the Prospectus, dated _______, 2000 (as it may be amended or supplemented from time to time, the "Prospectus"), of Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation (the "Company"), and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange up to $100,000,000 principal amount of its 13% First Mortgage Notes due 2005, Series B (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus is a part, for an identical principal amount of its outstanding 13% First Mortgage Notes due 2005, Series A (the "Old Notes"). Capitalized terms not otherwise defined in this Letter of Transmittal are defined in the Prospectus.

     This Letter of Transmittal is to be used if (1) certificates of Old Notes are to be forwarded to the Exchange Agent, (2) delivery of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth under the heading "The Exchange Offer--Procedures for Tendering Old Notes" in the

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Prospectus, or (3) tender of the Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

     Holders who wish to tender their Old Notes and (1) whose Old Notes are not immediately available, (2) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or (3) who cannot complete the procedures for book-entry transfer on a timely basis, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the heading "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2.

     Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal should be directed to the Exchange Agent.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amount on a separate signed schedule and attach that schedule to this Letter of Transmittal. See Instruction 4.

                  ALL TENDERING HOLDERS MUST COMPLETE THIS BOX:

                       Description of Old Notes Tendered

----------------------------------------------------------------------------

                                                Old Notes Tendered
                                                ------------------

                                                    Aggregate
Name(s) and Address(es)         Certificate         Principal        Principal
     of Registered                   Or               Amount          Amount
Holder (Fill in, if blank)      Registration        Represented     Tendered**
                                  Number(s)*          by Old
                                                       Notes

-------------------------       -------------     $-----------     $-----------
-------------------------       -------------     $-----------     $-----------
-------------------------       -------------     $-----------     $-----------
-------------------------       -------------     $-----------     $-----------
-------------------------       -------------     $-----------     $-----------
-------------------------       -------------     $-----------     $-----------

                                          Total Amount Tendered:   $
                                                                    -----------

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--------------------

*Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information. **Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.

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(THE FOLLOWING BOXES ARE TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE
FOLLOWING:

Name of Tendering Institution: ______________________________________________

DTC Account Number: _________________________________________________________

Transaction Code Number: ____________________________________________________

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s): ____________________________________________

Date of Execution of Notice of Guaranteed Delivery: _________________________

Name of Eligible Institution Which Guaranteed Delivery: _____________________

  If Guaranteed Delivery is to be made by book-entry transfer:

DTC Account Number: _________________________________________________________

Transaction Code Number: ____________________________________________________

[_] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED OLD NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: _______________________________________________________________________

Address: ____________________________________________________________________

Telephone Number and Contact Person: ________________________________________

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


Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above described principal amount of Old Notes in exchange for an identical principal amount of New Notes. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes as are being tendered with this Letter of Transmittal, including all rights to accrued and unpaid interest on such Old Notes as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT (1) THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, ASSIGN AND TRANSFER THE OLD NOTES TENDERED HEREBY AND TO ACQUIRE NEW NOTES ISSUABLE UPON THE EXCHANGE OF SUCH TENDERED OLD NOTES; (2) WHEN THE OLD NOTES ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE TO SUCH OLD NOTES, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES AND (3) THE OLD NOTES TENDERED WITH THIS LETTER OF TRANSMITTAL ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD NOTES TENDERED WITH THIS LETTER OF TRANSMITTAL. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     The undersigned understands that tenders of Old Notes pursuant to any one of the procedures set forth in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus and in the instructions to this Letter of Transmittal will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or to transfer ownership of such Old Notes on the account books maintained by a book-entry transfer facility. The undersigned further agrees that (1) acceptance of any tendered Old Notes by the Company and the issuance of New Notes in exchange for such Old Notes shall constitute performance in full by the Company of its obligations under the registration rights agreement that contemplates the registration of the Old Notes under the Securities Act and (2) the Company shall have no further obligations or liabilities under such registration rights agreement for the registration of the Old Notes or the New Notes.

     The Exchange Offer is not conditioned upon any principal amount of Old Notes being tendered for exchange. However, the Exchange Offer is subject to certain conditions set forth in the Prospectus under the heading "The Exchange

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Offer--Conditions to the Exchange Offer." The undersigned recognizes that, as a result of these conditions (which may be waived, in whole or in part, by the Company) and as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered with this Letter of Transmittal and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     The name(s) and address(es) of the registered holder(s) of the Old Notes tendered with this Letter of Transmittal should be printed below, if they are not already set forth above, as they appear on the certificates representing such Old Notes. The certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     The undersigned acknowledges that the Exchange Offer is being made in reliance on the position of the staff of the Securities and Exchange Commission as set forth in certain interpretive letters addressed to third parties in other transactions substantially similar to the Exchange Offer, which lead the Company to believe that New Notes issued pursuant to the Exchange Offer to a holder in exchange for Old Notes may be offered for resale, resold and otherwise transferred by a holder other than (1) a broker-dealer that purchased Old Notes directly from the Company to resell them pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act, (2) an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act, (3) a holder that intends to participate in the Exchange Offer for the purpose of distributing (within the meaning of the Securities Act) the New Notes or (4) a holder that does not acquire the New Notes in the ordinary course of its business. Accordingly, the undersigned represents that (1) it is not a broker-dealer that acquired Old Notes directly from the Company in order to resell them pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act, (2) it is not an "affiliate" of the Company as defined in Rule 405 under the Securities Act, (3) it is not participating, and does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the New Notes and (4) it will acquire the New Notes in the ordinary course of its business.

     If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it further represents that it acquired the Old Notes for its own account as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of Section 2(11) of the Securities Act. Failure to comply with any of the above-mentioned requirements could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company.

     The undersigned acknowledges that if it is unable to make the above representations to the Company, it will not be able to rely on the interpretations of the staff of the Securities and Exchange Commission described above and, therefore, will be required to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or other transfer of such New Notes unless such sale is made pursuant to an exemption from such requirements.

     Unless otherwise indicated in the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all New Notes delivered in exchange for

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


tendered Old Notes, and any Old Notes delivered with this Letter of Transmittal but not exchanged, will be registered in the name of the undersigned and will be delivered to the undersigned at the address shown below the signature of the undersigned. If a New Note is to be issued to a person other than the person(s) signing this Letter of Transmittal or if a New Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown in this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Old Notes are surrendered by holder(s) that have completed either the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, all signatures must be guaranteed by a Medallion Signature Guarantor (as defined in Instruction 3).

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned. Any obligation of the undersigned under this Letter of Transmittal shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Tendered Old Notes may be withdrawn in accordance with Instruction 3 to this Letter of Transmittal at any time prior to the Expiration Date.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES TENDERED" AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES DESCRIBED IN SUCH BOX.

                    REGISTERED HOLDERS OF OLD NOTES SIGN HERE
                (IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 BELOW)

PLEASE SIGN HERE                         PLEASE SIGN HERE

----------------------------------       --------------------------------------
Authorized Signature of                  Authorized Signature of
Registered Holder                        Registered Holder

Must be signed by registered holder(s) exactly as name(s) appear(s) on the Old Notes or on a security position listing as the owner of the Old Notes or by the person(s) authorized to become the registered holder(s) by properly completed bond powers transmitted with this Letter of Transmittal. See Instruction 4. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information:

Name: ____________________________       Name: ______________________________

Title: ___________________________       Title: _____________________________

Address: _________________________       Address: ___________________________

----------------------------------       ------------------------------------

Telephone Number: ________________       Telephone Number: __________________

Dated: ___________________________       Dated: _____________________________

----------------------------------       ------------------------------------
Taxpayer Identification or Social        Taxpayer Identification or Social
Security Number                          Security Number

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


                               Signature Guarantee
                        (If required--see Instruction 4)

Signature(s) Guaranteed:

__________________________________       Date: _________________________
Authorized Signature

__________________________________       Date: _________________________
Authorized Signature

Address: _______________________________________________________________
                                                 Zip Code

 Name of Medallion Signature Guarantor(s): _____________________________

 Capacity (full title): ________________________________________________

 Telephone Number: _______________________________

SPECIAL EXCHANGE INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 4 and 5)               (See Instructions 4 and 5)

To be completed ONLY if the New          To be completed ONLY if the New Notes
Notes or any Old Notes that are not      or any Old Notes that are not tendered
tendered or are not accepted are to be   or are not accepted are to be sent to
issued in the name of someone            someone other than the undersigned or
other than the undersigned.              to the undersigned at an address other
                                         than the  address  set forth under
                                         "Description of Old Notes Tendered."

 Issue:                                   Mail:
    [_] New Notes to:                          [_] New Notes to:

    [_] Old Notes to:                          [_] Old Notes to:


Name(s) __________________________        Name(s) ___________________________

Address __________________________        Address ___________________________

Telephone Number: ________________        Telephone Number: _________________

Book-Entry Transfer Facility              Book-Entry Transfer Facility
Account: _________________________        Account: __________________________

 (Tax Identification or Social            (Tax Identification or Social
Security Number)__________________         Security Number)__________________


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


                                  INSTRUCTIONS
        (Forming Part of the Terms and Conditions of the Exchange Offer)

     1. Delivery of this Letter of Transmittal and Certificates. All physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent's account at DTC, as well as a properly completed and duly executed copy of this Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth in this Letter of Transmittal on or prior to the Expiration Date. The method of delivery of this Letter of Transmittal, the Old Notes and all other required documents is at the election and risk of the holder. Instead of delivery by mail, the Company recommends that holders use an overnight or hand delivery service. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent.

     Any beneficial holder whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Old Notes in the Exchange Offer should contact such registered holder promptly and instruct such registered holder to tender on such beneficial holder's behalf. If a beneficial holder wishes to tender directly, the beneficial holder must, prior to completing and executing the Letter of Transmittal and tendering Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial holder's own name or obtain a properly completed bond power from the registered holder. Beneficial holders should be aware that the transfer of registered ownership may take considerable time.

     Delivery of the Letter of Transmittal to an address other than as set forth above does not constitute a valid delivery.

     The Company expressly reserves the right, at any time or from time to time, to extend the Expiration Date by complying with certain conditions set forth in the Prospectus.

     LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO THE COMPANY OR TO DTC.

     2. Guaranteed Delivery Procedures. Holders who wish to tender their Old Notes and (1) whose Old Notes are not immediately available, (2) who cannot deliver their Old Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date or (3) who cannot complete the procedures for book-entry transfers on a timely basis, may effect a tender if:

     a. the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

     b. prior to the Expiration Date, the Exchange Agent receives from such holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail or hand delivery) setting forth the name and address of the holder of Old Notes, the certificate or registration number(s) of the tendered Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within four (4) business days after the Expiration Date, the tendered Old Notes,

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


a duly executed Letter of Transmittal and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

     c. a properly completed and duly executed Letter of Transmittal, any other required documents and tendered Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at DTC) must be received by the Exchange Agent within four (4) business days after the Expiration Date.

     Any holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedures.

     3. Partial Tenders; Withdrawals. Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount at maturity. If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" of the box entitled "Description of Old Notes Tendered." A newly issued Old Note for the principal amount of Old Notes submitted but not tendered will be sent to such holder, unless the appropriate boxes on this Letter of Transmittal are completed, as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

     Any Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Old Notes are irrevocable. To withdraw a tender of Old Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent by 5:00 p.m., Eastern time, on the Expiration Date. Any such notice of withdrawal must (1) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"), (2) identify the Old Notes to be withdrawn (including the certificate or registration number(s) and principal amount of such Old Notes or, in the case of Old Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (3) be signed by the Depositor in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by a bond power in the name of the person withdrawing the tender, in satisfactory form as determined by the Company in its sole discretion, duly executed by the registered holder, with the signature guaranteed by a participant in a recognized Medallion Signature Program (a "Medallion Signature Guarantor") together with the other documents required upon transfer by the indenture governing the Old Notes and the New Notes and (4) specify the name in which such Old Notes are to be registered, if different from that of the Depositor, pursuant to such documents of transfer.

     All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes which have been tendered but which are not accepted for exchange will be returned to the holder without cost to such holder as soon as practicable after withdrawal.

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     4. Signature on this Letter of Transmittal; Written Instruments and
Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered with this Letter of Transmittal, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Notes.

     If any of the Old Notes tendered with this Letter of Transmittal are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

     Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by a Medallion Signature Guarantor unless the Old Notes tendered with this Letter of Transmittal are tendered (1) by a registered holder who has not completed the box entitled "Special Exchange Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or
(2) for the account of an Eligible Institution.

     If this Letter of Transmittal is signed by the registered holder or holders of Old Notes (which term, for the purposes described in this Letter of Transmittal, shall include a participant in DTC whose name appears on a security listing as the owner of the Old Notes) listed and tendered with this Letter of Transmittal, no endorsements of the tendered Old Notes or separate written instruments of transfer or exchange are required. In any other case, the registered holder (or acting holder) must either properly endorse the Old Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case executed exactly as the name(s) of the registered holder(s) appear(s) on the Old Notes and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Old Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Old Notes or bond power guaranteed by a Medallion Signature Guarantor.

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by attorneys-in-fact, trustees, executors, administrators, guardians, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

     5. Special Exchange and Delivery Instructions. Tendering holders should indicate, in the applicable box, the name and address (or account at DTC) in which the New Notes or Old Notes for principal amounts not tendered or not accepted for exchange are to be issued and delivered (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box.

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


     If no instructions are given, the New Notes (and any Old Notes not tendered or not accepted) will be issued in the name of and delivered to the acting holder of the Old Notes or deposited at such holder's account at DTC.

     6. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered, or if tendered Old Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchanged Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted, the amount of those transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Old Notes listed in the Letter of Transmittal.

     7. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or in part, any of the specified conditions to the Exchange Offer set forth in the Prospectus.

     8. Mutilated, Lost, Stolen or Destroyed Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     9. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number set forth above.

     10. Validity and Form. All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any irregularities or conditions of tender as to particular Old Notes either before or after the Expiration Date, including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties.

     Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. None of the Company, the Exchange Agent or any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Exchange Agent to the tendering holders of Old Notes, unless

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


otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     11. Important Tax Information. Under U.S. federal income tax law, a holder tendering Old Notes is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9, below. If such holder is an individual, the TIN is the holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder with respect to tendered Old Notes may be subject to backup withholding.

     Certain holders (including, among others, all domestic corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A holder who satisfies one or more of the conditions set forth in Part 2 of the Substitute Form W-9 should execute the certification following such Part 2. In order for a foreign holder to qualify as an exempt recipient, that holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-9, signed under penalties of perjury, attesting to that holder's exempt status. A copy of such form is attached to this Letter of Transmittal.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any amounts otherwise payable to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     To prevent backup withholding on payments that are made to a holder with respect to Old Notes tendered for exchange, the holder is required to notify the Exchange Agent of his or her correct TIN by completing the form in this Letter of Transmittal certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (1) such holder is exempt, (2) such holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (3) the Internal Revenue Service has notified such holder that he or she is no longer subject to backup withholding.

     Each holder is required to give the Exchange Agent the social security number or employer identification number of the record holder(s) of the Old Notes. If Old Notes are in more than one name or are not in the name of the actual holder, consult the instructions on Internal Revenue Service Form W-9, which are enclosed with this Letter of Transmittal, for additional guidance on which number to report.

     If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Exchange Agent.

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


     IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH OLD NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

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



               TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS:

PAYOR'S NAME: WINDSOR WOODMONT BLACK HAWK RESORT CORP.


 SUBSTITUTE
 Form W-9
 Department of the Treasury
 Internal Revenue Service

 Payor's Request
 for Taxpayer's
 Identification
 Number (TIN)

Part 1--PLEASE PROVIDE YOUR TIN
ON THE LINE AT RIGHT AND CERTIFY
BY SIGNING AND DATING BELOW        ____________________________________
                                    Social security number or Employer
                                           identification number


Part 2--CERTIFICATION--Under penalties of perjury, I certify that:

               (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);

               (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

               (3) Any other information provided on this form is true and correct.

          Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.


Part 3-- Awaiting TIN [_]

SIGNATURE __________________________________

DATE _______________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF

TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Exchange Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

SIGNATURE: ____________________________________________________________

DATE: _____________________________


                                       16